UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2007
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-1001269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
     Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
     Item 8.01. Other Events
     On September 14, 2007, the Registrant and certain affiliates of Whitebox Advisors, LLC finalized an Amendment to Secured Convertible Promissory Notes which the parties have deemed to be effective as of July 1, 2007 (the “Amendment”). The form of the Amendment is filed as an exhibit to this Current Report and, upon such filing, is hereby incorporated by reference into this Item 8.01.
     The Amendment provides that , effective as of July, 1 2007, each of (i) the convertible promissory notes issued to the certain Whitebox affiliates on September 17, 2004 (“Whitebox I Notes”); (ii) the convertible promissory notes issued to the certain Whitebox affiliates on March 24, 2005 (“Whitebox II Notes”); (iii) the convertible promissory notes issued to the certain Whitebox affiliates on September 7, 2005 (“Whitebox III Notes”); (iv) the convertible promissory notes issued to the certain Whitebox affiliates on August 25, 2006 (“Whitebox V Notes”) and, (v) the convertible promissory notes issued to the certain Whitebox affiliates on December 13, 2006 and March 5, 2007 (“Whitebox VI Notes”) are amended as follows:
1.	The payment of principal and any then unpaid accrued interest on the Whitebox I Notes, Whitebox II Notes and Whitebox III Notes is extended from July 1, 2007 until July 1, 2009;

2.	The payment of interest amounts due under the Whitebox I Notes, Whitebox II Notes, Whitebox III Notes, Whitebox V Notes, and Whitebox VI Notes may be paid in cash or by issuance of a note in substantially the same form as the notes for the applicable financing;

3.	The conversion rate at which the Whitebox I Notes, Whitebox II Notes and Whitebox III Notes may, at the election of the Whitebox affiliates, be converted into shares of the Company’s Common Stock shall be changed form $0.15 to $0.08; and

4.	The Company shall increase the outstanding principal amount of each Whitebox I Note, Whitebox II Note, and Whitebox III Note by three percent (3%) as payment for the note extension.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
               Not applicable
     (b) Pro forma financial information.
               Not applicable
Exhibit Index
(c)	Exhibits.
10.1	Amendment to Secured Convertible Promissory Notes, effective July 1, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: September 17, 2007	/s/ David Teckman
David Teckman
President and Chief Executive Officer